UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2023

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on October 09, 2020, Byline Bancorp, Inc. (the “Company”) entered into a First Amended and Restated Revolving Credit Agreement (the "First Amendment and Restatement") with CIBC Bank USA (the “Lender”), amending and restating certain provisions of the Company's existing Revolving Credit Agreement with the Lender. As previously disclosed, the Company entered into a First Amendment to the First Amendment and Restatement on October 8, 2021, and into a Second Amendment to the First Amendment and Restatement on October 7, 2022.

On May 26, 2023, the Company entered into a Second Amended and Restated Term Loan and Revolving Credit Agreement (the “Second Amendment and Restatement”) with the Lender, which provides for: i) the renewal of the revolving line-of-credit facility of up to $15,000,000, extending its maturity date to May 26, 2024; and ii) a new term loan facility in the principal amount of up to $20,000,000 with a maturity date of May 26, 2026, each subject to the existing Negative Pledge Agreement dated October 11, 2018, as amended.

The foregoing description of the Second Amendment and Restatement is only a brief summary and is qualified in its entirety by the complete terms of the Second Amendment and Restatement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Term Loan and Revolving Credit Agreement, dated as of May 26, 2023, between Byline Bancorp, Inc. and CIBC Bank USA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: May 26, 2023	By:	/s/ Robert R. Herencia
	Name:	Roberto R. Herencia
	Title:	Executive Chairman and CEO